SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2000



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



   Maryland                       33-83506                     94-3211970
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number                  I.D. Number)
Incorporation)


     400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                       N/A
--------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 28 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 2000





Item 5.  Other Events

On October 25, 2000, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust
Incorporated, and the properties owned or managed by it as of September 30, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

          Financial Statements:

                  None

          Exhibits:

                                                                  Page Number in
Exhibit No.   Description                                           This Filing

   99         Supplemental Information as of September 30, 2000          4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    GLENBOROUGH REALTY TRUST INCORPORATED


 Date:  October 25, 2000            By:      /s/ Stephen R. Saul
                                             Stephen R. Saul
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                               September 30, 2000




                                Table of Contents



                                                                            PAGE

 Real Estate Portfolio....................................................... 5

 Under Development .......................................................... 8

 Land Holdings .............................................................. 9

 Additions and Deletions to Portfolios During Period.........................10

 Geographic and Property Type Contribution to Net Operating Income ..........11

 Debt Summary................................................................13

 Corporate Operating Summary.................................................14

 Office Portfolio............................................................16

 Industrial Portfolio........................................................18

 Retail Portfolio............................................................20

 Multifamily Portfolio.......................................................22

 Reconciliation of Property Income...........................................23

 Lease Expiration Schedule...................................................24

 Glossary of Terms...........................................................26


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                               September 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
Vintage Pointe                                    Phoenix                   AZ             55,670                  81%
Centerstone                                       Irvine                    CA            157,579                 100%
University Tech Center                            Pomona                    CA            100,455                  87%
Tierrasanta Research Park                         San Diego                 CA            104,234                 100%
400 South El Camino Real                          San Mateo                 CA            145,329                  98%
One Gateway Center                                Aurora                    CO             80,049                 100%
Northglenn Business Center                        Northglenn                CO             65,000                 100%
Grand Regency Business Center                     Brandon                   FL             48,551                 100%
Park Place                                        Clearwater                FL            164,820                  95%
Buschwood III                                     Tampa                     FL             77,044                  53%
Fingerhut Business Center                         Tampa                     FL             48,840                 100%
PrimeCo Business Center                           Tampa                     FL             48,090                 100%
Temple Terrace Business Center                    Temple Terrace            FL             79,393                 100%
Ashford Perimeter                                 Atlanta                   GA            289,277                  91%
Capitol Center                                    Des Moines                IA            161,468                 100%
Oak Brook International Center                    Oak Brook                 IL             98,431                  60%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace         IL            254,085                 100%
Columbia Center II                                Rosemont                  IL            150,133                  77%
Embassy Plaza                                     Schaumburg                IL            140,744                  88%
Meridian Park                                     Carmel                    IN             86,460                  84%
Crosspoint Four                                   Indianapolis              IN             41,121                  98%
Osram Building                                    Westfield                 IN             45,265                 100%
Leawood Office Building                           Leawood                   KS             93,667                  71%
Hartwood Building                                 Lexington                 MA             52,721                 100%
Bronx Park I                                      Marlborough               MA             75,277                 100%
Marlborough Corp Place                            Marlborough               MA            570,421                 100%
Westford Corporate Center                         Westford                  MA            163,264                 100%
Montgomery Executive Center                       Gaithersburg              MD            116,508                 100%
Germantown                                        Germantown                MD             60,000                 100%
Montrose Office Park                              Rockville                 MD            186,680                 100%
Riverview Office Tower                            Bloomington               MN            227,129                  93%
Bryant Lake                                       Eden Prairie              MN            171,789                 100%
Woodlands Tech                                    St Louis                  MO             98,037                 100%
University Club Tower                             St. Louis                 MO            272,741                  91%
Woodlands Plaza                                   St. Louis                 MO             72,276                  96%
Edinburgh Center                                  Cary                      NC            115,314                 100%
One Pacific Place                                 Omaha                     NE            128,918                  98%
Morristown Medical Offices                        Bedminster                NJ             14,255                 100%
Bridgewater Exec. Quarters I and II               Bridgewater               NJ            149,262                 100%
Frontier Executive Quarters I and II              Bridgewater               NJ            264,879                  95%
Fairfield Business Quarters                       Fairfield                 NJ             42,792                 100%
Vreeland Business Center                          Florham Park              NJ            133,090                 100%
Executive Place                                   Franklin Township         NJ             85,765                 100%
Gatehall I                                        Parsipanny                NJ            113,604                  92%
25 Independence                                   Warren                    NJ            106,879                  94%
Citibank                                          Las Vegas                 NV            147,765                  91%
Clark Avenue                                      King of Prussia           PA             40,000                 100%
Poplar Towers                                     Memphis                   TN            100,901                  85%
Thousand Oaks                                     Memphis                   TN            418,458                  71%
700 South Washington                              Alexandria                VA             56,348                 100%
Cameron Run                                       Alexandria                VA            143,707                 100%
Totem Valley Business Center                      Kirkland                  WA            121,645                  91%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              6,786,130                  93%
                                                                                 ======================================
     Number of properties:  52

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

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                               September 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL
Coronado Industrial                               Anaheim                   CA             95,732                 100%
East Anaheim                                      Anaheim                   CA            106,232                 100%
Bellanca Airport Park                             Los Angeles               CA             84,201                 100%
Springdale Commerce Center                        Santa Fe Springs          CA            144,000                  90%
Gateway Industrial                                Aurora                    CO          1,162,274                 100%
Lake Point Business Park                          Orlando                   FL            134,389                  96%
Navistar - Chicago                                Chicago                   IL            474,426                 100%
Covance Business Center                           Indianapolis              IN            263,610                 100%
Park 100                                          Indianapolis              IN            140,200                  95%
J.I. Case - Kansas City                           Kansas City               KS            199,750                 100%
Canton Business Center                            Canton                    MA             79,565                 100%
Forest Street Business Center                     Marlborough               MA             32,500                 100%
Southworth-Milton                                 Milford                   MA            146,125                 100%
Flanders Industrial Park                          Westborough               MA            105,500                  93%
Fisher-Pierce Industrial                          Weymouth                  MA             79,825                 100%
Navistar - Baltimore                              Baltimore                 MD            274,000                 100%
Winnetka Industrial Center                        Crystal                   MN            188,260                  79%
Fox Hollow Business Quarters I                    Branchburg                NJ             42,173                  83%
Eatontown Industrial                              Eatontown                 NJ             36,800                 100%
Cottontail Distribution Center                    Franklin Township         NJ            229,352                 100%
One Taft Industrial                               Totowa                    NJ            120,943                 100%
Palms Business Center III and IV                  Las Vegas                 NV            173,574                  73%
Palms Business Center North and South             Las Vegas                 NV            224,474                  70%
Lehigh Valley                                     Allentown                 PA            161,405                  85%
Valley Forge Corp Ctr                             Norristown                PA            278,580                  94%
J.I. Case - Memphis                               Memphis                   TN            205,594                 100%
Kent Business Park                                Kent                      WA            138,157                 100%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              5,321,641                  96%
                                                                                 ======================================
     Number of properties:  27

RETAIL
Westwood Plaza                                    Tampa                     FL             99,304                  94%
Westbrook Commons                                 Westchester               IL            132,190                  97%
Broad Ripple Retail Centre                        Indianapolis              IN             37,540                  91%
Cross Creek Retail Centre                         Indianapolis              IN             76,908                  91%
Geist Retail Centre                               Indianapolis              IN             72,348                  78%
Woodfield Centre                                  Indianapolis              IN             58,171                  88%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                           476,461                       91%
                                                                                 ======================================
     Number of properties:  6

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              REAL ESTATE PORTFOLIO
                               September 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                 ST         # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY PORTFOLIO
Overlook                                           Scottsdale          AZ                224                  90%
Stone Ridge At Vinings                               Atlanta           GA                440                  96%
Woodmere Trace                                       Duluth            GA                220                  94%
Crosscreek                                        Indianapolis         IN                208                  88%
Harcourt Club                                     Indianapolis         IN                148                  92%
Island Club                                       Indianapolis         IN                314                  88%
Arrowood Crossing                                   Charlotte          NC                200                  91%
Chase On Commonwealth                               Charlotte          NC                132                  90%
Courtyard                                           Charlotte          NC                 55                  87%
Landing On Farmhurst                                Charlotte          NC                125                  96%
Sharonridge                                         Charlotte          NC                 75                  93%
Wendover Glen                                       Charlotte          NC                 96                  92%
Chase Monroe I & II                                  Monroe            NC                216                  77%
Willow Glen                                          Monroe            NC                120                  94%
Sabal Point                                         Pineville          NC                374                  85%
Oaks                                                 Raleigh           NC                 88                  98%
Sahara Gardens                                      Las Vegas          NV                312                  83%
Villas De Mission                                   Las Vegas          NV                226                  96%
Players Club Of Brentwood                           Nashville          TN                258                  93%
Hunters Chase                                        Austin            TX                424                  99%
Hunterwood                                           Austin            TX                160                  99%
Longspur                                             Austin            TX                252                  96%
Silvervale Crossing                                  Austin            TX                336                  96%
Walnut Creek Crossing                                Austin            TX                280                  99%
Wind River Crossing                                  Austin            TX                352                  99%
Springs of Indian Creek                            Carrollton          TX                518                  90%
Bear Creek Crossing                                  Houston           TX                200                  93%
Cypress Creek                                        Houston           TX                256                  95%
North Park Crossing                                  Houston           TX                336                  90%
Willow Brook Crossing                                Houston           TX                208                  96%
Park At Woodlake                                     Houston           TX                564                  93%
Jefferson Creek                                      Irving            TX                300                  89%
Jefferson Place                                      Irving            TX                424                  89%
La Costa                                              Plano            TX                462                  95%
Bandera Crossing                                   San Antonio         TX                204                  93%
Hollows                                            San Antonio         TX                432                  98%
Vista Crossing                                     San Antonio         TX                232                  94%
                                                                            --------------------------------------
   Total Units/Average % Occupied:                                                     9,771                  93%
                                                                            ======================================
     Number of properties:  37

-----------------------------------------------------------------------------------------------------------------------
                                                                              PROPERTY TYPE
PROPERTY                                          CITY               ST                            SQ. FEET      % OCC
-----------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Rincon Center                                     San Francisco      CA         Mixed use           686,061       100%
Rockwall I and II                                 Rockville          MD          Office             343,443        89%
2000 Corporate Ridge                              McLean             VA          Office             255,980        97%

                                                                                            ---------------------------
   Total Square Footage/Average % Occupied                                                        1,285,484        96%
                                                                                            ===========================
     Number of properties:  3


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                UNDER DEVELOPMENT
                               September 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Property Units/    Square                              Percent  Estimated
Project              Description      City        State   Type    Condos     Feet    Interest      Status      Leased  Completion
-----------------------------------------------------------------------------------------------------------------------------------

Northern New Jersey
Bridgewater      Three-story office   Bridgewater   NJ   Office               80,000     100% Construction         38%         N/A
Executive        building                                                                     completed,
Quarters III     constructed as the                                                           lease-up in
                 Third phase of                                                               progress
                 Bridgewater
                 Executive Quarters
                                                                           ----------
   Total Northern New Jersey Development Projects                             80,000

Boston
Marlborough VIII Three-story office   Marlborough   MA   Office              110,000     100% Pre-development       0%  1st Qtr 02
                 building to be
                 constructed as the
                 eighth phase of
                 Marlborough
                 Corporate Place
Marlborough X    Two-story office     Marlborough   MA   Office               60,000     100% Pre-development     100%  1st Qtr 02
                 building to be
                 constructed as the
                 ninth phase of
                 Marlborough
                 Corporate Place
                                                                           ----------
   Total Boston Development Projects                                         170,000

Denver
Two Gateway      Second four-story    Denver        CO   Office               80,000      50% Construction         95%  4th Qtr 00
Center           office building                                                              Completed
                 constructed at
                 Gateway Park
Three Gateway    Third four-story     Denver        CO   Office               80,000      50% Under                 0%  1st Qtr 01
Center           office building                                                              Construction
                 constructed at
                 Gateway Park
Gateway 11       Eleventh one-story   Denver        CO   Industrial           81,000      50% Construction         30%         N/A
                 Industrial project                                                           Completed
                 constructed at
                 Gateway Park
Gateway 19       Twelfth one-story    Denver        CO   Industrial          166,000      50% Construction         57%         N/A
                 Industrial project                                                           Completed
                 constructed at
                 Gateway Park
Gateway Retail   First Retail strip   Denver        CO   Retail               11,000      50% Under                57%  1st Qtr 01
                 center constructed                                                           Construction
                 at Gateway Park
Gateway          Second Multifamily   Denver        CO   Multifam.    440                 50% Under                 0%  3rd Qtr 02
Apartments       project constructed                                                          Construction
                 at Gateway Park
                                                                 --------- ----------
   Total Denver Development Projects                                  440    418,000

San Francisco
101 Ellsworth     Six-story office    San Mateo     CA   Office               80,000      10% Under                 0%  3rd Qtr 01
                  building                                                         Construction
535 Mission       Twenty-four story   San           CA   Office              250,000      20% Pre-development       0%         N/A
Street            office building     Francisco
                                                                           ----------
   Total San Francisco Development Projects                                  330,000

Indianapolis
Covance          Two-story expansion  Indianapolis  IN   Office               70,000     100% Under               100%  4th Qtr 00
                 office building to                                                           Construction
                 be constructed for
                 Covance
                                                                           ----------
   Total Indianapolis Development Projects                                    70,000

                                                                 --------- ----------
Grand Total                                                           440  1,068,000

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

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                  LAND HOLDINGS
                               September 30, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Proposed
                                                                                        Property              Square
Project                                Description             City            State      Type      Acres      Feet      Interest
---------------------------------------------------------------------------------------------------------------------------------

Northern New Jersey
Bridgewater Executive       One 4-story office building to be  Bridgewater       NJ      Office                 96,000      100%
Quarters IV                 constructed as the 4th phase of
                            Bridgewater Executive Quarters

Frontier III - IV           Two 3-story Office building to be  Bridgewater       NJ      Office                200,000       50%
                            constructed as the third and
                            fourth phase of Frontier
                            Executive Quarters

Fox Hollow II - V           Four 1-story office buildings to   Branchburg        NJ      Office                140,000       50%
                            be constructed as the second to
                            fifith phase of Fox Hollow
                            Business Quarters
                                                                                                            -----------
   Total Northern New Jersey Land Holdings                                                                     436,000

Boston
Marlborough Corporate Place One 2-story office building to be  Marlborough       MA      Office                 62,000      100%
                            constructed as the tenth and
                            final phase of Marlborough
                            Corporate Place
                                                                                                            -----------
   Total Boston Land Holdings                                                                                   62,000

Denver
Gateway Land                Gateway Park Development           Denver            CO    Mixed Use     756.0                   50%
                                                                                                   --------
   Total Denver Land Holdings                                                                        756.0

Memphis
Thousand Oaks IV            Fourth and final Phase of          Memphis           TN      Office                180,000      100%
                            development at Thousand Oaks
                                                                                                            -----------
   Total Memphis Land Holdings                                                                                 180,000

Omaha
Three Pacific               Second office building to be       Omaha             NE      Office                110,000      100%
                            constructed at One Pacific
                                                                                                            -----------
   Total Omaha Land Holdings                                                                                   110,000

                                                                                                   -------- -----------
Grand Total                                                                                          756.0     788,000

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

                      GLENBOROUGH REALTY TRUST INCORPORATED
               ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                               September 30, 2000

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                ST           SQ. FEET/UNITS           DATE
--------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

MULTIFAMILY PORTFOLIO
Springs at Indian Creek (1)                        Carrolton           TX                  234             09/29/00
   Total Number of properties:  1


DELETIONS:

OFFICE PORTFOLIO
Tradewinds                                         Mesa                AZ               17,768             08/16/00
Business Park                                      Norcross            GA              157,153             08/16/00
Park Plaza                                         Sacramento          CA               72,436             09/28/00
                                                                                 --------------
   Total Number of properties:  3                                                      247,357

INDUSTRIAL PORTFOLIO
Hoover Industrial Center                           Mesa                AZ               57,441             07/13/00
Fifth Street Industrial                            Phoenix             AZ              109,699             07/13/00
Magnolia Industrial                                Phoenix             AZ               35,385             07/13/00
Baseline Business Park                             Tempe               AZ              100,204             07/13/00
Fairmont Commerce Center                           Tempe               AZ               83,200             07/13/00
Oakbrook Corners                                   Norcross            GA              124,776             08/16/00
Sea Tac II                                         Seattle             WA               41,657             08/10/00
                                                                                 --------------
   Total Number of properties:  7                                                      552,362

Total Number of properties:  10

(1)  The second phase of Springs at Indian Creek was acquired.


                      GLENBOROUGH REALTY TRUST INCORPORATED
    DISTRIBUTION OF NET OPERATING INCOME (INCLUDING JOINT VENTURE INTERESTS)
                     BY GEOGRAPHIC REGION AND PROPERTY TYPE
                               September 30, 2000

                                                                    ---------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio
                                                                    ---------------------------------------------------------------

City/Market                            State     % of Total NOI            Office     Industrial          Retail       Multifamily

Northern New Jersey                     NJ                  10.2%            8.0%           2.2%               -                 -
Boston                                  MA                   8.9%            6.7%           2.2%               -                 -
Chicago                                 IL                   7.0%            5.6%           0.7%            0.7%                 -
Suburban Washington, DC                MD/VA                 6.4%            6.1%           0.3%               -                 -
Austin                                  TX                   5.7%               -              -               -              5.7%
Southern California                     CA                   5.7%            3.5%           2.1%               -                 -
Indianapolis                            IN                   5.3%            0.9%           1.3%            1.3%              1.8%
Atlanta                                 GA                   5.1%            2.8%              -               -              2.2%
Dallas                                  TX                   4.4%               -              -               -              4.4%
Denver                                  CO                   4.4%            1.0%           3.4%               -                 -
Charlotte                               NC                   4.2%               -              -               -              4.2%
Tampa/Orlando                           FL                   4.1%            2.8%           0.8%            0.5%                 -
Las Vegas                               NV                   3.8%            1.2%           1.6%               -              0.9%
Philadelphia                            PA                   3.0%            0.2%           2.7%               -                 -
Minneapolis                             MN                   2.9%            2.6%           0.2%               -                 -
Houston                                 TX                   2.7%            0.0%              -               -              2.7%
St. Louis                               MO                   2.7%            2.7%              -               -                 -
San Francisco                           CA                   2.6%            2.6%              -               -                 -
Memphis                                 TN                   2.4%            2.1%           0.2%               -                 -
Omaha/Des Moines                       NE/IA                 2.1%            2.1%              -               -                 -
San Antonio                             TX                   2.0%               -              -               -              2.0%
Raleigh/Durham                          NC                   1.3%            1.1%              -               -              0.3%
Seattle                                 WA                   1.0%            0.6%           0.4%               -              0.0%
Phoenix                                 AZ                   0.8%            0.1%              -               -              0.7%
Kansas City                             KS                   0.7%            0.4%           0.3%               -              0.0%
Nashville                               TN                   0.7%            0.0%              -               -              0.7%
                                                ------------------  ---------------------------------------------------------------

TOTAL                                                      100.0%           53.4%          18.5%            2.5%             25.7%
                                                                    ---------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
  DISTRIBUTION OF NOI EXCLUDING MULTIFAMILY (INCLUDING JOINT VENTURE INTERESTS)
                     BY GEOGRAPHIC REGION AND PROPERTY TYPE
                            AS OF SEPTEMBER 30, 2000
                                                                           -------------------------------------------
                                                                                NOI as a % of the Total Portfolio
                                                                           -------------------------------------------

City/Market                             State        % of Total NOI                Office    Industrial        Retail

Northern New Jersey                       NJ                  13.8%                 10.8%          3.0%             -
Boston                                    MA                  12.0%                  9.1%          3.0%             -
Chicago                                   IL                   9.4%                  7.5%          1.0%          0.9%
Suburban Washington, DC                 MD/VA                  8.6%                  8.2%          0.4%             -
Southern California                       CA                   7.6%                  4.8%          2.9%             -
Denver                                    CO                   5.9%                  1.3%          4.5%             -
Tampa/Orlando                             FL                   5.5%                  3.8%          1.1%          0.6%
Indianapolis                              IN                   4.7%                  1.2%          1.7%          1.7%
Philadelphia                              PA                   4.0%                  0.3%          3.7%             -
Minneapolis                               MN                   3.8%                  3.5%          0.3%             -
Atlanta                                   GA                   3.8%                  3.8%          0.0%             -
Las Vegas                                 NV                   3.8%                  1.7%          2.2%             -
St. Louis                                 MO                   3.7%                  3.7%          0.0%             -
San Francisco                             CA                   3.5%                  3.5%          0.0%             -
Memphis                                   TN                   3.2%                  2.9%          0.3%             -
Other                                  Various                 6.7%                  5.8%          1.0%             -
                                                   -----------------       -------------------------------------------

TOTAL                                                        100.0%                 71.8%         24.9%          3.3%
                                                                           -------------------------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                  DEBT SUMMARY
                               September 30, 2000
                                 (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                Debt       Interest       Interest          Maturity    9/30/00
Loan Type                                                    Balance           Rate         Type                Date    (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                     $        17,481         8.245%    LIBOR +1.625%         6/10/02         1.69
  Term Loan                                                  125,000         8.370%    LIBOR +1.750%         6/10/02         1.69
                                                       --------------  -------------                                   -----------
Total Unsecured Debt                                         142,481         8.355%                                          1.69

SECURED DEBT
Cross Collateralized Loans
  Secured by Seventeen Properties                            147,835         8.175%       Variable           8/30/04         3.92
  Secured by Four Properties                                  13,892         7.570%        Fixed             5/10/07         6.61
  Secured by Three Properties                                 15,110         6.950%        Fixed              7/1/08         7.75
  Secured by Eight Properties                                 59,613         6.125%        Fixed            11/10/08         8.11
  Secured by Sixteen Properties                              117,801         6.125%        Fixed            11/10/08         8.11
  Secured by Nine Properties                                  53,571         6.125%        Fixed            11/10/08         8.11
  Secured by Ten Properties                                   57,365         7.500%        Fixed             10/1/22        22.00
                                                       --------------  -------------                                   -----------
Total Secured Cross Collateralized                           465,187         6.775%                                          8.43

Individually Secured Mortgages
Total Office                                                  91,527         8.153%                      6/29/01-9/1/05      2.68

Total Industrial                                              39,648         8.352%                      4/1/01-7/1/08       3.46

Total Retail                                                   9,212         8.632%                      11/1/07-2/1/07      6.29

Total Multifamily                                             69,670         8.360%                      8/15/01-12/1/30     8.15

Total Other                                                    3,862         8.000%        Fixed              1/1/06         5.25

Total Debt/Weighted Interest Rate & Maturity         $       821,587         7.439%                                          6.32

----------------------------------------------------------------------------------------------------------------------------------

                                                                           Relative       Weighted
                                                               Total     Percentage       Average
Debt Type                                                     Amount    Of All Debt         Rate
                                                       --------------  -------------  -----------------
All Debt                                             $       821,587        100.00%        7.439%

Debt Summarized by Rate:
All Floating Rate Debt                                       371,198         45.18%        8.122%
  Floating Rate Debt Capped                                  147,835         17.99%        7.416%
  Floating Rate Debt Not Capped                              223,363         27.19%        8.589%

All Fixed Rate Debt                                          450,389         54.82%        6.877%

Debt Summarized by Loan Type:
Total Unsecured Debt                                         142,481         17.34%        8.355%

Total Secured Debt                                           679,106         82.66%        7.217%



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 2000
                                        -----------------------------------------------------------------------
            For the Period:                                              1999
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $     13,236  $     16,892  $    12,325   $    10,496  $     52,949
and extraordinary item
Plus:
  Depreciation and amortization                14,947        14,075       14,096        14,535        57,653
  Adjustment to reflect FFO of                    253         2,170          135           163         2,721
    Associated Companies
  Adjustment to reflect FFO of                      -             -            -           788           788
    Unconsolidated Joint Ventures
  Non-recurring losses                              -             -            -         1,229         1,229
Less:
Net (gain) or loss on sales of real           (1,351)       (5,742)          371       (2,291)       (9,013)
 estate assets
Preferred stock dividend                      (5,570)       (5,570)      (5,570)       (5,570)      (22,280)
Funds from operations (FFO) (1)                21,515        21,825       21,357        19,350        84,048
Plus:
  Amortization of deferred financing              485           508          477           564         2,034
    fees
Less:
  Capital reserve surplus/(deficit)             1,269         (994)        (550)             -         (275)
  Capital expenditures (incl. T.I.'s &          2,769         5,392        5,592         6,027        19,780
    commissions)
Cash available for distribution (CAD)(1)       17,962  $     17,935  $    16,792   $    13,887  $     66,576
Cash flows from
  Operating Activities                         21,987        29,437       19,405        21,319        92,148
  Investing Activities (2)                    (1,211)        81,187     (18,526)        22,650        84,100
  Financing Activities (3)                   (21,325)     (112,431)          435      (40,802)     (174,123)

Ratio of earnings to fixed charges               1.73          1.95         1.70          1.59          1.75
 (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.31          1.47         1.27          1.19          1.31
  preferred dividends (4)
    (includes depreciation)
Debt coverage ratio                              2.38          2.27         2.44          2.22          2.33
Interest coverage ratio                          2.71          2.63         2.80          2.59          2.68
Cumulative capital reserves in excess           1,544           550            -             -             -
 of expenditures
---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
  Income (5)
  NOI                                    $     34,284  $     32,284  $    32,115   $    32,706  $    138,928
  Growth from same period prior year             1.6%         -1.0%         2.7%          2.1%          1.3%
Tenant retention % (commercial                    61%           77%          70%           59%           68%
  portfolio)
Increase in effective rents from                29.1%         21.6%        19.7%         23.0%         23.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,569  $     15,363  $    11,437   $     9,933  $     49,302
 items
Net Income including extraordinary       $     10,578  $     17,051  $    12,177   $    10,480  $     50,286
 items

---------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 119 of the 125 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 2000
                                        ---------------------------------------------------------------------
            For the Period:                                                 2000
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr      4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $      8,823  $      8,766  $    15,773  $          -  $     33,362
and extraordinary item
Plus:
  Depreciation and amortization               14,915        14,871       14,167             -        43,953
  Adjustment to reflect FFO of                   164            22        (191)             -           (5)
    Associated Companies
  Adjustment to reflect FFO of                   190           264          250             -           704
    Unconsolidated Joint Ventures
  Non-recurring losses                             -             -            -             -             -
Less:
Net (gain) or loss on sales of real              695         2,347      (4,694)             -       (1,652)
  estate assets
Preferred stock dividend                     (5,488)       (5,443)      (4,891)             -      (15,822)
Funds from operations (FFO) (1)               19,299        20,827       20,414             -        60,540
Plus:
  Amortization of deferred financing             639           610          597             -         1,846
    fees
Less:
  Capital reserve surplus/(deficit)                -             -            -             -             -
  Capital expenditures (incl. T.I.'s &         4,989         6,319        5,471             -        16,779
    commissions)
Cash available for distribution (CAD)(1)$     14,949  $     15,118  $    15,540  $          -  $     45,607
Cash flows from
  Operating Activities                        17,957        27,367       18,768             -        64,092
  Investing Activities (2)                    10,642        70,194       36,499             -       117,335
  Financing Activities (3)                  (34,235)      (95,383)     (36,427)             -     (166,045)

Ratio of earnings to fixed charges              1.47          1.48         1.92             -          1.61
  (includes depreciation) (4)
Ratio of earnings to fixed charges and          1.11          1.11         1.47             -          1.23
  preferred dividends (4)
    (includes depreciation)
Debt coverage ratio                             2.27          2.39         2.45             -          2.37
Interest coverage ratio                         2.61          2.74         2.81             -          2.72
Cumulative capital reserves in excess              -             -            -             -             -
  of expenditures
------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
  Income (5)
  NOI                                   $     35,564  $     33,568  $    33,821  $          -  $    102,952
  Growth from same period prior year            3.7%          4.0%         5.3%                        4.3%
Tenant retention % (commercial                   65%           71%          57%             -           66%
  portfolio)
Increase in effective rents from               21.6%         16.5%        17.5%                       18.5%
  renewals (commercial portfolio)
Net Income excluding extraordinary      $      8,517  $      8,416  $    14,596  $          -  $     31,529
  items
Net Income including extraordinary      $      8,051  $      8,332  $    14,596  $          -  $     30,979
  items

------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 119 of the 125 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,765        31,664       31,021        30,949        31,347
outstanding       for EPS
Diluted wtd avg shares outstanding for         36,098        35,984       35,275        34,727        35,523
EPS
Diluted wtd avg shares for calculation         36,098        35,984       35,275        34,727        35,523
of  FFO and CAD
Diluted CAD per share                    $       0.50  $       0.50  $      0.48   $      0.40  $       1.87
Basic net income per share before        $       0.22  $       0.31  $      0.19   $      0.14  $       0.86
extraordinary items available to
common   shareholders (1)
Diluted net income per share before      $       0.21  $       0.31  $      0.19   $      0.14  $       0.86
extraordinary items available to
common   shareholders (1)

Total dividends (common shares and OP    $     15,081  $     15,027  $    14,612   $    14,612  $     59,331
units)
Dividend per share                       $       0.42  $       0.42  $      0.42   $      0.42  $       1.68
Dividend payout ratio (CAD)                     84.0%         84.0%        87.5%        105.0%         89.8%

Total Preferred Dividends                       5,570         5,570        5,570         5,570        22,280
Preferred Dividends per share                    0.48          0.48         0.48          0.48          1.94

Total notes and mortgages payable             934,683       846,521      901,635       897,358       897,358

Preferred Stock at Par Value                  287,500       287,500      287,500       283,250       283,250

Total market capitalization  (2)            1,832,614     1,760,127    1,763,159     1,641,186     1,641,186

Debt/Total market capitalization                51.0%         48.1%        51.1%         54.7%         54.7%

Preferred shares outstanding (at end           11,500        11,500       11,500        11,330        11,330
of  period)
Price per share on last trading day      $      16.75  $      19.00  $     16.44   $     14.00  $      14.00

Common shares outstanding (at end of           31,690        31,593       30,630        30,821        30,821
period)
Common shares and OP Units outstanding         35,908        35,778       34,789        34,436        34,436
(at end of period)
Fully converted common shares and OP           44,665        44,535       43,547        43,064        43,064
units (at end of period) (3)
Price per share on last trading day      $      17.00  $      17.50  $     16.50   $     13.38  $      13.38

----------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                               September 30, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  30,356        29,330       28,677             -        29,451
outstanding for EPS
Diluted wtd avg shares outstanding for         34,096        33,111       32,636             -        33,279
EPS
Diluted wtd avg shares for calculation         34,096        33,111       32,636             -        33,279
of  FFO and CAD
Diluted CAD per share                    $       0.44  $       0.46  $      0.48  $          -  $       1.37
Basic net income per share before        $       0.10  $       0.10  $      0.34  $          -  $       0.53
extraordinary items available to
common   shareholders (1)
Diluted net income per share before      $       0.10  $       0.10  $      0.33  $          -  $       0.53
extraordinary items available to
common   shareholders (1)

Total dividends (common shares and OP    $     14,444  $     13,896  $    13,609  $          -  $     41,949
units)
Dividend per share                       $       0.42  $       0.42  $      0.42  $          -  $       1.26
Dividend payout ratio (CAD)                     95.5%         91.3%        87.5%             -         92.0%

Total Preferred Dividends                       5,488         5,443        4,891             -        15,822
Preferred Dividends per share                    0.48          0.48         0.48             -          1.44

Total notes and mortgages payable             884,991       834,138      821,587             -       821,587

Preferred Stock at Par Value                  280,908       252,445      252,445             -       252,445

Total market capitalization  (2)            1,648,899     1,652,091    1,651,917             -     1,651,917

Debt/Total market capitalization                53.7%         50.5%        49.7%             -         49.7%

Preferred shares outstanding (at end           11,236        10,098       10,098             -        10,098
of  period)
Price per share on last trading day      $      15.25  $      17.25  $     17.00  $          -  $      17.00

Common shares outstanding (at end of           29,706        28,881       28,584             -        28,584
period)
Common shares and OP Units outstanding         33,310        32,402       32,105             -        32,105
(at end of period)
Fully converted common shares and OP           41,867        40,091       39,794             -        39,794
units (at end of period) (3)
Price per share on last trading day      $      14.50  $    17.4531  $     18.00  $          -  $      18.00

-------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same Property (2)
  Revenue                                $     27,872  $     26,020  $    27,120   $    27,201  $    108,213
  Operating expenses                           10,353         9,783       10,417        10,297        40,849
  NOI                                          17,519        16,237       16,703        16,904        67,363
  Growth from same period prior year             1.2%         -3.4%         3.3%          4.0%          1.3%

  Combined Total
    Revenue                              $     32,028  $     32,275  $    31,842   $    31,948  $    128,094
    Operating expenses                         11,921        12,131       12,130        11,603        47,785
    NOI                                        20,107        20,144       19,712        20,345        80,308

Capital expenditures (excludes TI &      $        416  $        573  $       100   $       232  $      1,321
CLC)
Quarter End Square Feet                         7,941         7,407        7,747         7,721         7,721
Capital expenditures per leaseable sq            0.05          0.08         0.01          0.03          0.17
ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy at quarter end                      93.1%         93.2%        92.9%         92.0%         92.0%

  Average effective rent per occupied           14.69         15.00        15.41         15.79         15.79
sq ft
  Increase from same period prior year           2.6%          5.0%         4.4%          5.6%          5.6%

  Revenue per occupied sq ft                    17.48         17.89        18.42         18.66         18.66
  Increase from same period prior year           5.0%          2.1%         3.2%          4.0%          4.0%

Combined Total
  Occupancy at quarter end                      92.6%         93.0%        92.5%         92.2%         92.2%

  Average effective rent per occupied           14.83         14.99        15.27         15.70         15.70
sq ft
  Increase from same period prior year           7.3%          2.6%         4.3%          4.6%          4.6%

  Revenue per occupied sq ft                    17.42         17.56        17.88         18.19         18.19
  Increase from same period prior year          -0.9%         -2.7%         0.1%          3.3%          3.3%

----------------------------------------------------------------------------------------------------------------
(1) Includes the REIT pro-rata share of joint venture interests.
(2) Reflects performance of 50 of the 55 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 2000

            For the Period:                                             2000
                                        --------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same Property (2)
  Revenue                                $     28,848  $     27,077  $    28,500  $          -  $     84,425
  Operating expenses                           10,841         9,763       10,626             -        31,230
  NOI                                          18,007        17,314       17,874             -        53,195
  Growth from same period prior year             2.8%          6.6%         7.0%             -          5.5%

  Combined Total
    Revenue                              $     31,394  $     29,501  $    31,124  $          -  $     92,019
    Operating expenses                         11,738        10,501       11,560             -        33,799
    NOI                                        19,656        19,000       19,564             -        58,220

Capital expenditures (excludes TI &      $      1,136  $        315  $       204  $          -  $      1,654
CLC)
Quarter End Square Feet                         7,465         6,888        6,915             -         6,915
Capital expenditures per leaseable sq            0.15          0.05         0.03             -          0.24
ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy at quarter end                      91.0%         91.7%        93.0%             -         93.0%

  Average effective rent per occupied           15.77         15.52        16.31             -         16.31
    sq ft
  Increase from same period prior year           7.3%          3.5%         5.9%             -          5.9%

  Revenue per occupied sq ft                    18.51         18.68        19.29             -         19.29
  Increase from same period prior year           5.9%          4.4%         4.7%                        4.7%

Combined Total
  Occupancy at quarter end                      91.1%         92.1%        93.2%             -         93.2%

  Average effective rent per occupied           15.71         15.72        16.12             -         16.12
    sq ft
  Increase from same period prior year           5.9%          4.9%         5.5%                        5.5%

  Revenue per occupied sq ft                    18.46         18.61        19.31             -         19.31
  Increase from same period prior year           6.0%          6.0%         8.0%             -          8.0%

------------------------------------------------------------------------------------------------------------
(1) Includes the REIT pro-rata share of joint venture interests.
(2) Reflects performance of 51 of the 55 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-------------------------------------------------------------------------------------------------------------

Square footage leased                         156,371       103,503      106,825       144,119       510,818
Average rent per sq ft                          17.41         17.91        22.00         18.23         18.70

Concessions                                    30,306        39,740       61,778        26,361       158,185
Concessions per sq ft  leased                    0.19          0.38         0.58          0.18          0.31

Tenant improvements (TI) committed            408,912       926,525      832,266     1,703,599     3,871,302
TI committed per sq ft  leased                   2.62          8.95         7.79         11.82          7.58

Capitalized leasing commissions (CLC)         689,931       550,410      405,987     1,146,911     2,793,239
  committed
CLC committed per sq ft  leased                  4.41          5.32         3.80          7.96          5.47
CLC and TI committed per sq ft  leased           7.03         14.27        11.59         19.78         13.05

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  65%           86%          80%           63%           76%
Square footage leased                         271,882       542,756      253,615       203,252     1,271,505
Average rent per sq ft                          16.22         18.50        19.50         19.95         18.44
Increase in effective rents from                34.7%         27.7%        24.9%         21.2%         27.1%
  renewals


Concessions                                    33,102        82,460       13,394        39,208       168,164
Concessions per sq ft  leased                    0.12          0.15         0.05          0.19          0.13

Tenant improvements (TI) committed            897,261     4,264,160    1,312,228     1,124,695     7,598,344
TI committed per sq ft  leased                   3.30          7.86         5.17          5.53          5.98

Capitalized leasing commissions (CLC)         436,667     2,768,468      996,984       413,994     4,616,113
  committed
CLC committed per sq ft  leased                  1.61          5.10         3.93          2.04          3.63
CLC and TI committed per sq ft  leased           4.91         12.96         9.10          7.57          9.61


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 2000

            For the Period:                                                2000
                                        ---- ------------------------------------------------------------------
                                                                                                          Year
                                                1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
---------------------------------------------------------------------------------------------------------------

Square footage leased                           133,710       193,257       95,354             -       422,321
Average rent per sq ft                            18.38         17.02        22.91             -         18.78

Concessions                                     183,220        21,175        3,500             -       207,895
Concessions per sq ft  leased                      1.37          0.11         0.04             -          0.49

Tenant improvements (TI) committed            1,678,031     2,180,773    1,192,517             -     5,051,321
TI committed per sq ft  leased                    12.55         11.28        12.51             -         11.96

Capitalized leasing commissions (CLC)           707,700       776,848      534,451             -     2,018,999
  committed
CLC committed per sq ft  leased                    5.29          4.02         5.60             -          4.78
CLC and TI committed per sq ft  leased            17.84         15.30        18.11             -         16.74

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------------

Tenant Retention                                    51%           78%          58%             -           68%
Square footage leased                           139,231       504,329      161,288             -       804,848
Average rent per sq ft                            18.71         20.07        18.01             -         19.42
Increase in effective rents from                  18.8%         14.4%        17.4%             -         16.9%
  renewals


Concessions                                      20,726         5,500            -             -        26,226
Concessions per sq ft  leased                      0.15          0.01            -             -          0.03

Tenant improvements (TI) committed              441,448     1,507,115      546,694             -     2,495,257
TI committed per sq ft  leased                     3.17          2.99         3.39             -          3.10

Capitalized leasing commissions (CLC)           193,232     1,154,117      213,183             -     1,560,532
  committed
CLC committed per sq ft  leased                    1.39          2.29         1.32             -          1.94
CLC and TI committed per sq ft  leased             4.56          5.28         4.71             -          5.04


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      8,484  $      8,075  $     7,446   $     7,328  $     31,334
  Operating expenses                            2,207         2,073        1,727         1,809         7,816
  NOI                                           6,277         6,003        5,720         5,519        23,518
  Growth from same period prior year            -0.7%         -1.6%         2.5%         -4.6%         -1.1%

Combined Total
  Revenue                                $     11,504  $     11,161  $    10,531   $     9,681  $     42,876
  Operating expenses                            3,188         2,997        2,736         2,474        11,395
  NOI                                           8,316         8,164        7,795         7,207        31,481

Capital expenditure (excludes TI & CLC)  $        108  $         73  $        51   $        87  $        318
Quarter End Square Feet                         7,398         6,866        6,803         6,098         6,098
Capital expenditures per leaseable sq ft         0.01          0.01         0.01          0.01          0.05

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     93.3%         95.3%        95.2%         94.3%         94.3%

  Average effective rent per occupied            5.23          5.18         5.27          5.29          5.29
    sq ft
  Increase from same period prior year           3.5%          4.6%         6.7%          0.4%          0.4%

  Revenue per occupied sq ft                     6.39          6.28         6.38          6.30          6.30
  Increase from same period prior year          -3.3%          1.0%         5.1%          4.5%          4.5%

Combined Total
  Occupancy                                     92.7%         93.4%        91.9%         92.6%         92.6%

  Average effective rent per occupied            5.42          5.05         5.06          4.71          4.71
    sq ft
  Increase from same period prior year          19.8%         18.5%         8.3%          6.6%          6.6%

  Revenue per occupied sq ft                     6.66          6.24         6.14          5.65          5.65
  Increase from same period prior year          16.9%         16.9%         8.8%          7.3%          7.3%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 26 of the 27 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      8,736  $      8,264  $     7,743  $          -  $     24,744
  Operating expenses                            2,328         2,082        1,798             -         6,207
  NOI                                           6,409         6,183        5,945             -        18,537
  Growth from same period prior year             2.1%          3.0%         3.9%             -          3.0%

Combined Total
  Revenue                                $      9,879  $      9,521  $     8,862  $          -  $     28,262
  Operating expenses                            2,560         2,331        2,072             -         6,963
  NOI                                           7,319         7,190        6,790             -        21,299

Capital expenditure (excludes TI & CLC)  $         73  $        150  $       192  $          -  $        415
Quarter End Square Feet                         6,173         5,865        5,322             -         5,322
Capital expenditures per leaseable sq ft         0.01          0.03         0.04             -          0.08

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     94.1%         95.0%        95.5%             -         95.5%

  Average effective rent per occupied            5.37          5.35         5.36             -          5.36
    sq ft
  Increase from same period prior year           2.6%          3.2%         1.7%             -          1.7%

  Revenue per occupied sq ft                     6.52          6.46         6.58             -          6.58
  Increase from same period prior year           1.9%          2.8%         3.1%             -          3.1%

Combined Total
  Occupancy                                     94.1%         94.9%        95.6%             -         95.6%

  Average effective rent per occupied            5.84          5.75         5.71             -          5.71
    sq ft
  Increase from same period prior year           7.7%         13.8%        12.9%                       12.9%

  Revenue per occupied sq ft                     7.00          6.84         6.97             -          6.97
  Increase from same period prior year           5.1%          9.6%        13.5%             -         13.5%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 26 of the 27 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------

Square footage leased                         137,288        87,189      144,948        55,308       424,733
Average rent per sq ft                           6.52         11.29         6.88          6.32          7.59

Concessions                                    31,366        82,593       39,783        25,881       179,623
Concessions per sq ft  leased                    0.23          0.95         0.27          0.47          0.42

Tenant improvements (TI) committed            220,339       829,532      349,957       100,547     1,500,375
TI committed per sq ft  leased                   1.60          9.51         2.41          1.82          3.53

Capitalized leasing commissions (CLC)         226,869       319,366      287,671        51,262       885,168
committed
CLC committed per sq ft  leased                  1.65          3.66         1.98          0.93          2.08
CLC and TI committed per sq ft  leased           3.25         13.17         4.39          2.75             -

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  48%           56%          53%          100%           52%
Square footage leased                         159,190       225,869      286,997        79,898       751,954
Average rent per sq ft                           7.17          7.29         5.93          9.05          6.93
Increase in effective rents from                15.3%         16.1%        20.0%         29.9%         20.3%
renewals

Concessions                                    60,825           901       34,755             -        96,481
Concessions per sq ft  leased                    0.38             -         0.12             -          0.13

Tenant improvements (TI) committed            122,071       320,049      109,763       100,772       652,655
TI committed per sq ft  leased                   0.77          1.42         0.38          1.26          0.87

Capitalized leasing commissions (CLC)          67,024        55,254       96,070        16,781       235,129
committed
CLC committed per sq ft  leased                  0.42          0.24         0.33          0.21          0.31
CLC and TI committed per sq ft  leased           1.19          1.66         0.71          1.47          1.18

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 2000

            For the Period:                                           2000
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------

Square footage leased                      141,924       174,745      108,991             -       425,660
Average rent per sq ft                        8.47          6.06         7.13             -          7.14

Concessions                                 43,232        32,879       10,320             -        86,431
Concessions per sq ft  leased                 0.30          0.19         0.09             -          0.20

Tenant improvements (TI) committed         663,750       397,785      377,100             -     1,438,635
TI committed per sq ft  leased                4.68          2.28         3.46             -          3.38

Capitalized leasing commissions (CLC)      315,777       148,047      240,973             -       704,797
committed
CLC committed per sq ft  leased               2.22          0.85         2.21             -          1.66
CLC and TI committed per sq ft  leased        6.90          3.13         5.67             -          5.04

----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------

Tenant Retention                               87%           46%          56%             -           61%
Square footage leased                      148,799        91,906      157,678             -       398,383
Average rent per sq ft                        7.18          8.45         5.89             -          6.96
Increase in effective rents from             21.7%         30.2%        21.6%                       24.5%
renewals

Concessions                                  2,500             -       36,942             -        39,442
Concessions per sq ft  leased                 0.02             -         0.23             -          0.10

Tenant improvements (TI) committed         123,726       535,242      309,883             -       968,851
TI committed per sq ft  leased                0.83          5.82         1.97             -          2.43

Capitalized leasing commissions (CLC)       21,402       153,056       41,492             -       215,950
committed
CLC committed per sq ft  leased               0.14          1.67         0.26             -          0.54
CLC and TI committed per sq ft  leased        0.97          7.49         2.23             -          2.97


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $      2,805  $      1,500  $     1,427   $     1,594  $      7,324
  Operating expenses                            1,014           537          482           488         2,521
  NOI                                           1,790           963          945         1,106         4,804
  Growth from same period prior year             9.2%          6.6%         4.2%         -5.1%          3.7%

Combined Total
  Revenue                                $      3,241  $      2,816  $     2,518   $     2,621  $     11,195
  Operating expenses                            1,176           854          798           784         3,613
  NOI                                           2,064         1,962        1,720         1,837         7,582

Capital expenditures (excludes TI and    $         14  $         30  $         9   $        30  $         83
  CLC)
Quarter End Square Feet                         1,001           928          928           927           927
Capital expenditures per leaseable sq ft         0.01          0.03         0.01          0.03          0.09

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     92.1%         91.7%        90.0%         88.6%         88.6%

  Average effective rent per occupied            9.50         10.52        10.63         10.79         10.79
    sq ft
  Increase from same period prior year           4.9%          1.4%         1.5%          2.1%          2.1%

  Revenue per occupied sq ft                    13.13         13.89        13.31         15.10         15.10
  Increase from same period prior year          22.2%          2.2%         5.0%         -3.4%         -3.4%

Combined Total
  Occupancy                                     92.2%         91.5%        90.7%         89.8%         89.8%

  Average effective rent per occupied            9.26          9.39         9.57          9.68          9.68
    sq ft
  Increase from same period prior year          18.7%         11.0%        11.2%         10.6%         10.6%

  Revenue per occupied sq ft                    12.74         12.91        11.97         12.59         12.59
  Increase from same period prior year          26.0%         15.2%         7.5%          6.5%          6.5%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 6 of the 6 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $      2,866  $      1,544  $     1,442  $          -  $      5,853
  Operating expenses                              937           534          560             -         2,032
  NOI                                           1,929         1,010          882             -         3,821
  Growth from same period prior year             7.7%          4.9%        -6.7%             -          2.0%

Combined Total
  Revenue                                $      2,866  $      1,544  $     1,461  $          -  $      5,871
  Operating expenses                              937           534          560             -         2,032
  NOI                                           1,929         1,010          900             -         3,840

Capital expenditures (excludes TI and    $         71  $          6  $        30  $          -  $        107
  CLC)
Quarter End Square Feet                           928           476          476             -           476
Capital expenditures per leaseable sq ft         0.08          0.01         0.06             -          0.23

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     90.9%         90.3%        90.9%             -         90.9%

  Average effective rent per occupied            9.64         10.89        10.83             -         10.83
    sq ft
  Increase from same period prior year           1.4%          3.5%         1.8%             -          1.8%

  Revenue per occupied sq ft                    13.59         14.36        13.32             -         13.32
  Increase from same period prior year           3.5%          3.4%         0.1%             -          0.1%

Combined Total
  Occupancy                                     90.9%         90.3%        90.9%             -         90.9%

  Average effective rent per occupied            9.64         10.89        10.83             -         10.83
    sq ft
  Increase from same period prior year           4.1%         15.9%        13.2%             -         13.2%

  Revenue per occupied sq ft                    13.59         14.36        13.50             -         13.50
  Increase from same period prior year           6.7%         11.3%        12.8%             -         12.8%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 6 of the 6 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------

Square footage leased                          11,017         7,750        3,768         5,700        28,235
Average rent per sq ft                          15.18         12.09        14.56         14.73         14.16

Concessions                                     3,600         7,919        6,817           937        19,273
Concessions per sq ft  leased                    0.33          1.02         1.81          0.16          0.68

Tenant improvements (TI) committed             19,400        18,500        6,068             -        43,968
TI committed per sq ft  leased                   1.76          2.39         1.61             -          1.56

Capitalized leasing commissions (CLC)          32,656        19,262       14,516           920        67,354
  committed
CLC committed per sq ft  leased                  2.96          2.49         3.85          0.16          2.39
CLC and TI committed per sq ft  leased           4.73          4.87         5.46          0.16          3.94

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  74%           57%          77%           74%           72%
Square footage leased                          33,585         9,630       21,193        21,215        85,623
Average rent per sq ft                          13.11         14.90        11.26         16.78         13.76
  Increase in effective rents from              18.5%         12.4%        18.8%         33.8%         20.9%
renewals


Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,200        19,776       98,859       120,441       242,276
TI committed per sq ft  leased                   0.10          2.05         4.66          5.68          2.83

Capitalized leasing commissions (CLC)               -             -            -             -             -
  committed
CLC committed per sq ft  leased                     -             -            -             -             -
CLC and TI committed per sq ft  leased           0.10          2.05         4.66          5.68          2.83

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------

Square footage leased                          12,900             -        7,120             -        20,020
Average rent per sq ft                          14.38             -        14.87             -         14.56

Concessions                                     9,158             -        6,866             -        16,024
Concessions per sq ft  leased                    0.71             -         0.96             -          0.80

Tenant improvements (TI) committed             67,500             -       24,584             -        92,084
TI committed per sq ft  leased                   5.23             -         3.45             -          4.60

Capitalized leasing commissions (CLC)          46,907             -       26,941             -        73,848
  committed
CLC committed per sq ft  leased                  3.64             -         3.78             -          3.69
CLC and TI committed per sq ft leased            8.87             -         7.24             -          8.29

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  70%           79%          83%             -           74%
Square footage leased                          24,418        10,184        8,000             -        42,602
Average rent per sq ft                          12.43         14.58        13.69             -         13.18
  Increase in effective rents from              18.5%         13.4%         7.1%             -         13.0%
    renewals


Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,500         5,536       14,400             -        23,436
TI committed per sq ft  leased                   0.14          0.54         1.80             -          0.55

Capitalized leasing commissions (CLC)           5,267             -            -             -         5,267
  committed
CLC committed per sq ft  leased                  0.22             -            -             -          0.12
CLC and TI committed per sq ft  leased           0.36          0.54         1.80             -          0.67


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                               September 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-------------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $     15,877  $     16,276  $    16,329   $    16,362  $     64,845
  Operating expenses                            7,179         7,194        7,583         7,185        29,141
  NOI                                           8,698         9,082        8,747         9,177        35,704
  Average expenses per unit                       784           787          829           786         3,187
  Growth from same period prior year             2.8%          4.4%         3.1%          3.1%          3.3%

Combined Total
  Revenue                                $     16,670  $     17,299  $    16,922   $    17,170  $     68,062
  Operating expenses                            7,255         7,400        7,672         8,171        30,498
  NOI                                           9,416         9,899        9,249         8,999        37,563
  Average expenses per unit                       754           785          814           858         3,202

Capital expenditures                     $        594  $        675  $       650   $       753  $      2,672
Total Units                                     9,623         9,427        9,428         9,524         9,524
Capital expenditures per apartment unit            62            72           69            79           281

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
-------------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                     94.5%         93.0%        94.7%         94.0%         94.0%
  Average occupied rent per foot                 0.79          0.79         0.79          0.80          0.80
  Average effective base rent per                 620           626          628           632           632
    occupied unit
  Increase from same period prior year           3.1%          2.3%         2.4%          1.1%          1.1%

  Apartment annualized turnover rate            63.8%         74.2%        64.0%         63.1%         66.3%

Combined Total
  Occupancy                                     94.2%         92.8%        94.3%         93.2%         93.2%
  Average occupied rent per foot                 0.79          0.80         0.80          0.80          0.80
  Average effective base rent per                 630           634          636           640           640
    occupied unit
  Increase from prior year                       4.7%          1.8%         3.5%          3.6%          3.6%

  Apartment annualized turnover rate            63.4%         74.9%        64.7%         63.0%         66.3%

-------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 37 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                               September 30, 2000

            For the Period:                                            2000
                                        -------------------------------------------------------------------
                                                                                                      Year
                                            1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $     16,295  $     16,372  $    16,830  $          -  $     49,497
  Operating expenses                            7,077         7,310        7,710             -        22,097
  NOI                                           9,218         9,062        9,120             -        27,400
  Average expenses per unit                       774           800          842             -         2,262
  Growth from same period prior year             6.0%         -0.2%         4.3%             -          3.3%

Combined Total
  Revenue                                $     17,023  $     17,113  $    17,633  $          -  $     51,770
  Operating expenses                            7,412         7,671        8,226             -        23,309
  NOI                                           9,611         9,442        9,407             -        28,460
  Average expenses per unit                       778           805          842             -         2,386

Capital expenditures                     $        439  $        805  $       922  $          -  $      2,165
Total Units                                     9,524         9,524        9,771             -         9,771
Capital expenditures per apartment unit            46            84           94             -           222

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
-------------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                     92.7%         93.7%        93.1%             -         93.1%
  Average occupied rent per foot                 0.80          0.81         0.82             -          0.82
  Average effective base rent per                 634           638          642             -           642
    occupied unit
  Increase from same period prior year           2.2%          1.9%         2.2%             -          2.2%

  Apartment annualized turnover rate            62.5%         70.9%        72.6%             -         68.6%

Combined Total
  Occupancy                                     91.9%         93.1%        92.8%             -         92.8%
  Average occupied rent per foot                 0.81          0.81         0.85             -          0.85
  Average effective base rent per                 642           646          657             -           657
    occupied unit
  Increase from prior year                       1.9%          1.9%         3.2%             -          3.2%

  Apartment annualized turnover rate            62.2%         70.7%        71.6%             -         67.1%

-------------------------------------------------------------------------------------------------------------
 (1)     Reflects performance of 36 of the 37 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                               September 30, 2000
                                 (in thousands)



                                              Office         Industrial              Retail        Multifamily
                                    -----------------  -----------------  ------------------  -----------------

REVENUES                                      31,124              8,862               1,461             17,633

OPERATING EXPENSES                            11,560              2,072                 560              8,226


                                    ---------------------------------------------------------------------------
NOI                                           19,564              6,790                 900              9,407


(1) Consolidating entries represent the addition of sold property revenue and expense and the elimination of both the internal market level property management fees included in operating expense and the REIT's pro-rata share of joint venture revenue and expense.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                               September 30, 2000
                                 (in thousands)


                                                                   Total
                                            Other (1)           Reported
                                    ------------------ ------------------

REVENUES                                        (189)             58,891

OPERATING EXPENSES                            (1,905)             20,514


                                    -------------------------------------
NOI                                             1,716             38,377


(1) Consolidating entries represent the addition of sold property revenue and expense and the elimination of both the internal market level property management fees included in operating expense and the REIT's pro-rata share of joint venture revenue and expense.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                            As of September 30, 2000

                                              2000                  2001                 2002
----------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                3,779,760           13,475,339            18,829,738
Percent of total annual rent                  3.5%                12.3%                 17.2%

Square footage expiring                    223,560              806,160               997,516
Percentage of square footage                  3.8%                13.7%                 16.9%

Number of leases                                59                  139                   125
Percentage of number of leases                8.9%                20.9%                 18.8%

----------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                  744,091            2,306,555             5,101,732
Percent of total annual rent                  2.3%                 7.2%                 16.0%

Square footage expiring                     87,506              395,800               757,612
Percentage of square footage                  1.7%                 7.7%                 14.8%

Number of leases                                14                   34                    39
Percentage of number of leases                7.4%                17.9%                 20.5%

----------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                  225,375              772,153               397,076
Percent of total annual rent                  4.4%                15.0%                  7.7%

Square footage expiring                     16,974               57,707                27,165
Percentage of square footage                  3.9%                13.3%                  6.3%

Number of leases                                 8                   28                    17
Percentage of number of leases                6.5%                22.6%                 13.7%

----------------------------------------------------------------------------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                            As of September 30, 2000

                                               2003                 2004           2005 and thereafter
------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                2,148,959            12,013,864            49,010,115
Percent of total annual rent                 11.1%                 11.0%                 44.9%

Square footage expiring                    595,067               626,619             2,650,798
Percentage of square footage                 10.1%                 10.6%                 44.9%

Number of leases                               104                    89                   150
Percentage of number of leases               15.6%                 13.4%                 22.5%

-----------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                3,904,503             9,117,423            10,757,426
Percent of total annual rent                 12.2%                 28.6%                 33.7%

Square footage expiring                    515,718             1,994,621             1,358,213
Percentage of square footage                 10.1%                 39.0%                 26.6%

Number of leases                                35                    30                    38
Percentage of number of leases               18.4%                 15.8%                 20.0%

-----------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                  584,625               853,169             2,315,671
Percent of total annual rent                 11.4%                 16.6%                 45.0%

Square footage expiring                     46,214                94,933               191,225
Percentage of square footage                 10.6%                 21.9%                 44.0%

Number of leases                                17                    18                    36
Percentage of number of leases               13.7%                 14.5%                 29.0%

-----------------------------------------------------------------------------------------------


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                            As of September 30, 2000

                                              2000                  2001                 2002
----------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring                4,749,226           16,554,047            24,328,546
Percent of total annual rent                  3.2%                11.3%                 16.6%

Square footage expiring                    328,040            1,259,667             1,782,293
Percentage of square footage                  2.9%                11.0%                 15.6%

Number of leases                                81                  201                   181
Percentage of number of leases                8.3%                20.5%                 18.5%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                            As of September 30, 2000

                                              2003                 2004           2005 and thereafter
-----------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring               16,638,087            21,984,456            62,083,212
Percent of total annual rent                 11.4%                 15.0%                 42.4%

Square footage expiring                  1,156,999             2,716,173             4,200,236
Percentage of square footage                 10.1%                 23.7%                 36.7%

Number of leases                               156                   137                   224
Percentage of number of leases               15.9%                 14.0%                 22.9%





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Annualized Turnover Rate                 The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Company                       The REIT owns 100% of the non-voting preferred stock of Glenborough
                                         Corporation.
Average Base Rent                        Base rent charged to tenants.
Average Rent per Square Foot             Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                     concessions, TI's and leasing commissions.
Capital Expenditures                     Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                         commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                      Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                        amortized over the lease term.
Cash Available For Distribution (CAD)    Cash available for distribution ("CAD") represents income (loss) before minority interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                         CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                            Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                           All properties owned in the current period.
Concessions                              Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                  A group of partnerships for which the Associated Company provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                      EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                             Interest expense plus scheduled principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization      Total notes and mortgages payable divided by total market capitalization.
Dividend Payout Ratio                    The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                         Glenborough Realty Trust Incorporated.
Dividend Per Share                       The dividends paid for each share of Glenborough Realty Trust Incorporated.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
EBITDA                                   EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                         on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                         Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                         REIT's results of operations and liquidity and should be considered in evaluating a
                                         REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                          Annualized rents net of concessions.
Funds From Operations (FFO)              Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties. The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.
                                         Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with
                                         GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                         The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                         Board of Governors of NAREIT in October 1999.
Interest Coverage Ratio                  EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                       Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)               Revenue less Operating Expenses.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Occupancy                                Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective Rents      Percentage change in effective base rents from renewal as compared to effective base
From Renewal                             rents as of the prior lease terms.
Property Types                           Effective in the first quarter 2000, the Office/Flex property type was eliminated and the properties were reallocated to the industrial or office property type. As a result of the reallocation, the 1999 Operating, Occupancy and Leasing Production
                                         stats were reallocated reflecting the new property types. There was no restatement of the 1998 Operating and Occupancy Results.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                         Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                  items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                  Leases that have been renewed by current tenants.
Same Property                            Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)                 A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                             Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization              As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.



